NON-CONTROLLING INTERESTS	12 Months Ended
Dec. 31, 2016
NON-CONTROLLING INTERESTS [Abstract]
NON-CONTROLLING INTERESTS
27. NON-CONTROLLING INTERESTS

As of January 1, 2013, the Group recognized a non-controlling interest in the consolidated statements of operations and other comprehensive income (loss) to reflect the 5%, 10%, 30%, 36% and 23% economic interest in Guangzhou ZS Career Enhancement, Shenyang K-12, Taishidian Holding, Ambow Jingxue and Genesis Career Enhancement, respectively, that is attributable to the shareholders other than the Group.

In 2013, the 5% economic interest in Guangzhou ZS Career Enhancement was derecognized as a result of deconsolidation of subsidiary, while the 30% economic interest in Taishidian Holding was derecognized with the disposal of Taishidian Holding.

In 2014, the Group established Shanghai Tongguo under Ambow Shanghai, with a non-controlling interest of 31% economic interest amounting to RMB 270 from three individual shareholders.

In 2015, the 36% economic interest in Ambow Jingxue was derecognized as a result of disposal of subsidiary, while the 5% economic interest in Guangzhou ZS Career Enhancement was recognized as a result of reconsolidation of subsidiary. In addition, three individual shareholders of Shanghai Tongguo increased their paid in capital on the subsidiary with a total amount of RMB 163.

In 2016, the Group established Suzhou Jiaxue under Ambow Zhixin, with a non-controlling interest of 40% economic interest amounting to RMB 400 from one individual shareholder and one corporate shareholder. Also the Group established Huanyu Liren under Kunshan Ambow, with a non-controlling interest of 40% economic interest amounting to RMB 396 from one individual shareholder.